INCOME STATEMENT (Page 1 of 2)

                                                                                                 Filing
                                                                                            October 1, 1998
                                        October       November        December    January       to Date
                                    -------------  -------------   ------------- ----------  -------------

GROSS SALES
     Interest Income                 $ 2,969,812    $ 2,359,240       $ 133,026  $       -    $ 5,462,078
     Servicing Income                    711,909        627,509        (219,394)                1,120,024
     Prepayment Penalty Income           858,818        762,923         967,887                 2,589,628
     Less: Returns and Allowances                                                                       -
                                    -------------  -------------   ------------- ----------  -------------
NET SALES                              4,540,539      3,749,672         881,519          -      9,171,730

COST OF SALES
     BEGINNING INVENTORY                                                                                -
     Add:   PURCHASES                                                                                   -
     Less:  ENDING INVENTORY                                                                            -
                                    -------------  -------------   ------------- ----------  -------------
COST OF GOODS SOLD                             -              -               -          -              -

GROSS PROFIT                           4,540,539      3,749,672         881,519          -      9,171,730

OTHER OPERATING EXPENSES:
     OFFICER SALARIES/DRAWS              413,199        612,381         299,637                 1,325,217
     DIRECT LABOR/SALARIES               427,198        740,169         364,673                 1,532,040
     BENEFITS/PAYROLL TAXES              249,293        206,435          11,991                   467,719
     SUPPLIES                             26,820         13,597          28,404                    68,821
     INSURANCE                            37,430         28,427          31,527                    97,384
     RENT                                288,568        287,879          57,755                   634,202
     GENERAL AND ADMINISTRATIVE          563,389      1,623,341       1,497,692                 3,684,422


INCOME STATEMENT (Page 2 of 2)                                                                   Filing
                                                                                            October 1, 1998
                                        October       November        December    January       to Date
                                    -------------  -------------   ------------- ----------  -------------

     DEPRECIATION/AMORTIZATION           425,077        420,588         327,568                 1,173,233
                                    -------------  -------------   ------------- ----------  -------------
TOTAL OPERATING EXPENSES               2,430,974      3,932,817       2,619,247          -      8,983,038

                                    -------------  -------------   ------------- ----------  -------------
NET OPERATING INCOME (LOSS)            2,109,565       (183,145)     (1,737,728)         -        188,692

ADD: OTHER INCOME (2)                     51,608          5,533          38,150                    95,291
LESS OTHER EXPENSES:
     INTEREST EXPENSE                 (2,053,875)    (1,777,895)       (517,419)               (4,349,189)
     OTHER (3)                        (1,077,948)     1,636,646      (3,467,844)               (2,909,146)
                                    -------------  -------------   ------------- ----------  -------------
TOTAL OTHER EXPENSES                    (970,650)      (318,861)     (5,684,841)         -     (6,974,352)

GAIN/(LOSS) SALE OF ASSETS                     -        271,947        (544,418)                 (272,471)

                                    -------------  -------------   ------------- ----------  -------------
INCOME (LOSS) BEFORE TAXES              (970,650)       (46,914)     (6,229,259)         -     (7,246,823)

INCOME TAXES                             (44,528)       698,677       1,145,987                 1,800,136

                                    =============  =============   ============= ==========  =============
NET INCOME (LOSS)                   $ (1,015,178)  $    651,763    $ (5,083,272) $       -   $ (5,446,687)
                                    =============  =============   ============= ==========  =============

(2) Schedule of Other Income attached
(3) Schedule of Other Expense attached

RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATIONS

                                                                                                              Filing
                                                                                                         October 1, 1998
                                                    October         November       December    January       to Date
                                                --------------  -------------  -------------   --------   -------------

NET INCOME (LOSS)                                $ (1,015,178)   $   651,763   $ (5,083,272)    $         $ (5,446,687)

ADJUSTMENTS TO RECONCILE
NET INCOME TO NET CASH:
      DEPRECIATION/AMORTIZATION                       425,077        420,588        327,568                  1,173,233
      (GAIN)LOSS ON SALE OF ASSETS                          -        855,295        544,418                  1,399,713
      (INCREASE)DECREASE IN RECEIVABLES             1,357,074      7,616,002     (1,375,363)                 7,597,713
      (INCREASE)DECREASE IN INVENTORY (1)             422,818    293,830,863      1,005,339                295,259,020
      INCREASE(DECREASE) IN PAYABLES                1,206,020     (9,580,662)      (457,059)                (8,831,701)
      OTHER, NET (2)                                1,489,709        (30,604)     3,854,169                  5,313,274
                                                --------------  -------------  -------------   --------   -------------
NET CASH PROVIDED BY OPERATIONS                     3,885,520    293,763,245     (1,184,200)               296,464,565

CASH FLOWS FROM INVESTING/FINANCING
      (PURCHASE OF)FIXED ASSETS                             -                                                        -
      CAPITAL CONTRIBUTIONS                                 -                                                        -
      LOAN PROCEEDS (SCHEDULE F, NUMBER 6)                  -                       125,122                    125,122
      LOAN PRICIPAL/CAPITAL LEASE (PAYMENTS)          (97,922)  (294,217,616)       (11,538)              (294,327,076)
                                                --------------  -------------  -------------   --------   -------------
      NET INCREASE (DECREASE) IN CASH               3,787,598       (454,371)    (1,070,616)                 2,262,611

BEGINNING CASH                                      1,930,442      5,718,040      5,263,669                  1,930,442

                                                ==============  =============  =============   ========   =============
ENDING CASH                                      $  5,718,040    $ 5,263,669    $ 4,193,053     $    -     $ 4,193,053
                                                ==============  =============  =============   ========   =============

(1)   Mortgage Loans held for Sale
(2)   Accrual of Operations of subsidiaries      $  1,077,948    $(1,636,644)   $ 3,467,844                $ 2,909,148
      Residual Loan Interests                         279,971        213,341        258,976                    752,288
      Prepaid expenses and other assets, net          131,790      1,392,699        127,349                  1,651,838
                                                ==============  =============  =============              =============
                                                 $  1,489,709    $   (30,604)   $ 3,854,169                $ 5,313,274
                                                ==============  =============  =============              =============

COMPARATIVE BALANCE SHEET (Page 1 of 2)

                                                   AS OF           AS OF            AS OF          AS OF
                                                  10/31/98        11/30/98        12/31/98        01/31/99
                                                --------------  --------------  --------------  -------------
ASSETS
Current Assets:
    Cash                                        $   5,718,040   $   5,263,669   $   4,193,053   $
    Inventory (Mortgage Loans Held for Sale)      301,695,376       7,864,513       6,859,174
    Accounts Receivable                           102,752,739      95,136,737      96,512,100
       (net of bad debts)
    Notes Receivable
    Other (attach schedule)                         1,940,083       1,621,035       1,535,181
                                                --------------  --------------  --------------  -------------
Total Current Assets                              412,106,238     109,885,954     109,099,508              -

Fixed Assets:
    Property and Equipment                         11,424,029       9,166,950       7,668,219
    Less: Accumulated Depreciation                 (4,205,145)     (4,133,906)     (3,412,619)
                                                --------------  --------------  --------------  -------------
Total Fixed Assets                                  7,218,884       5,033,044       4,255,600              -
Other Assets (attach schedule)                    322,755,879     324,015,488     320,152,631
                                                --------------  --------------  --------------  -------------

TOTAL ASSETS                                    $ 742,081,001   $ 438,934,486   $ 433,507,739   $          -
                                                ==============  ==============  ==============  =============

LIABILITIES
Postpetition Liabilities:
    Accounts Payable                            $      57,515   $     104,337   $      41,155   $
    Notes Payable                                                                     125,122
    Rents and Leases Payable
    Taxes Payable                                      44,527
    Accrued Interest
    Other                                               4,790         729,034       1,239,891
                                                --------------  --------------  --------------  -------------
Total Postpetition Liabilities                        106,832         833,371       1,406,168              -

Prepetition Liabilities (Noncurrent):
    Unsecured Debt                                171,293,855     171,362,497     171,637,000
    Notes Payable-Secured                         455,556,112     151,616,803     151,576,120
    Priority Claims:
       Taxes                                           76,332          76,332          76,332
       Wages                                        1,409,372       1,409,372       1,405,267
       Deposits                                             -
    Other                                          18,536,567      17,882,417      16,736,430
                                                --------------  --------------  --------------  -------------
Total Prepetition Liabilities                     646,872,238     342,347,421     341,431,149              -

                                                --------------  --------------  --------------  -------------
TOTAL LIABILITIES                                 646,979,070     343,180,792     342,837,317              -

OWNER EQUITY (DEFICIT)                             95,101,931      95,753,694      90,670,422

                                                --------------  --------------  --------------  -------------
TOTAL LIABILITIES AND OWNER EQUITY              $ 742,081,001   $ 438,934,486   $ 433,507,739   $          -
                                                ==============  ==============  ==============  =============

                                   SCHEDULE F

STATEMENT OF PERSONNEL, INSURANCE AND OPERATIONS

1.  PERSONNEL REPORT (required if more than ten employees)

                                                                                        Full Time              Part Time
    Total number of employees at beginning of period                                         108                    -
    Number hired during period                                                                 1                    -
    Number terminated or resigned during period                                               20                    -
                                                                                        ---------              ----------
    Total number of employeed on payroll at period end                                        89                    -

    Total Payroll for the period:                                     $ 603,039

    Includes payment of severance and retention compensation for terminated employees

2. INSURANCE - Copies of certificates of insurance must accompany first report.

    For subsequent months, explain any changes in insurance coverage:

    Copies of insurance certificates have already been submitted.


3. Subsequent to the filing of the petition have any payments been made on prepetition unsecured debt, except as authorized by the court?
               X             No.
    -------------------------

    -------------------------Yes.       Identify amount, who was paid and date paid:    -----------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------

4. Provide a narrative report of significant events which may have an effect on the financial condition of the debtor or any events out of the ordinary course of business, which have occurred since the period covered by this report. Attach separate sheet(s) if necessary.

    On January 6, 1999, the bankruptcy court approved an 18-month financing between the debtor and Bear Stearns International Limited ("Bear Stearns"). Under the terms of the agreement, Bear Stearns agreed to loan approximately $39 million to the debtor, the proceeds of which were used to repay the debt to Wilshire Real Estate Partnership L.P. ("Wilshire"), a secured creditor of the debtor. The loan was secured by the debtor's assets, including residual certificates (representing the debtor's residual equity interest and subordinated interest-only strips in the debtor's securitization offerings of mortgager loan pools). The transaction was closed on January 8, 1999. The court also approved the sale of mortgage loans with an unpaid principal amount of approximately $10.8 million held by the debtor for sale, under terms similar to other sales of mortgage loans by the debtor. The debtor has entered into an agreement with Wilshire to act as its agent for sale of the loans.

5. If assets, other than inventory sold in the ordinary course of business, were disposed of during the current month, provide the following information for each asset (attach separate sheet(s), if necessary):

                                                          ENTITY TO WHOM              AUTHORIZATION
                                                           TRANSFERRED                (e.g. notice
                                                          (relationship               dated ----- or
    DESCRIPTION                   VALUE ON                   to debtor                court order
    OF ASSET                     BOOK BASIS                   if any)                 dated -----)                   Terms
    -----------------------------------------------------------------------------------------------------------------------

    Atlanta, GA                   $109,699           First Franklin Financial         Oct. 21, 1998 all sales of
                                                                                      personal property approved
    Bellevue, WA                  $291,824           Forum West Associates

    Boca Raton, FL                $ 60,677           Maynards

    Denver, CO                    $ 48,636           Maynards

    Minneapolis, MN               $ 65,827           Maynards

    West Palm Beach, FL           $109,962           Maynards

6. For each loan obtained during the current month provide the following information (attach separate sheet(s), if necessary):


    -----------------------------------------------------------------------------------------------------------------------
                              AMOUNT OF LOAN            TERMS OF LOAN
      LENDER'S NAME          (describe right           (interest rate,                PROCEDURE FOR
      (Relationship          to receive future             maturity                     OBTAINING
    to debtor, if any)       advances, if any)        collateral, etc.)               AUTHORIZATION
    -----------------------------------------------------------------------------------------------------------------------

    Banker's Trust, as         $     125,122              Unsecured             Funds  were  remitted  directly  to SPFC by
      Trustee for Series                                                        trustee  under terms that were  established
      1995-2, 1996-1, and                                                       by the trustee prior to the bankruptcy. The
      1996-3 Securitization                                                     loan  to  SPFC  represents  an  advance  of
      Trusts                                                                    reserve  funds held by the  trustee on SPFC
                                                                                securitizations.



7. Statement of Disbursements and Fee paid to the U.S. Trustee pursuant to Federal Rule of Bankruptcy Procedure 2015(a)(5):

    -----------------------------------------------------------------------------------------------------------------------

    QUARTER ENDING                                 TOTAL DISBURSEMENTS                                     FEE PAID
    --------------                                 -------------------                                     --------
       March 31, 1998
                                                   -----------------------------                           ----------------
       June 30, 1998
                                                   -----------------------------                           ----------------
       September 30, 1998
                                                   -----------------------------                           ----------------
       December 31, 1998                           $ 6,857,519  (1)
                                                                                                           ----------------


(1) Excludes servicing disbursements

INCOME STATEMENT
SUPPORTING SCHEDULE (2) OTHER INCOME

                                                                                                             Filing
                                                                                                         October 1, 1998
                                                 October        November        December     January         to Date
                                               ------------  -------------   -------------  ---------    ---------------

Insurance Commissions Revenue (Servicing)      $    16,271    $     7,548    $      6,811   $            $     30,630
Miscellaneous Refunds Received                      35,337         (2,015)         31,339                      64,661
                                               ------------   ------------   -------------  ---------    ---------------

     TOTAL OTHER INCOME                        $    51,608    $     5,533    $     38,150   $      -     $     95,291
                                               ============   ============   =============  =========    ===============

INCOME STATEMENT
SUPPORTING SCHEDULE (3) OTHER EXPENSE

                                                                                                              Filing
                                                                                                         October 1, 1998
                                                 October         November       December     January         to Date
                                               ------------   ------------   -------------  ---------    ---------------

Equity in Operations (Losses) of Subsidiaries

     Oceanmark Financial Services              $  (176,966)   $         -    $ (1,548,458)  $             $ (1,725,424)
     Home America Financial Services              (111,167)       (78,612)       (314,202)                   (503,981)
     Hallmark America                               (7,265)             -               -                      (7,265)
     National Capital Funding, Inc.                (92,012)       (22,144)              -                    (114,156)
     Southern Pacific Mortgage Limited            (690,538)     1,737,400      (1,605,184)                   (558,322)
                                               ------------   ------------   -------------  ---------    ---------------

     TOTAL OTHER EXPENSE                       $(1,077,948)   $ 1,636,644    $ (3,467,844)  $      -     $ (2,909,148)
                                               ============   ============   =============  =========    ===============

COMPARATIVE BALANCE SHEET
SUPPORTING SCHEDULES - OTHER ASSETS

                                                    AS OF            AS OF             AS OF            AS OF
                                                   10/31/98         11/30/98         12/31/98          01/31/99
                                               --------------  ---------------  ----------------  ---------------

OTHER CURRENT ASSETS
    Prepaid Expenses                           $   1,785,204    $   1,464,976     $   1,384,119      $
    Prepaid Lease Deposit                            146,052          146,052           149,052
    Prepaid Maintenance Contracts                      3,216            1,238             1,059
    Miscellaneous Servicing Accounts                   5,611            8,769               951
                                               --------------  ---------------  ----------------  ---------------

       TOTAL OTHER CURRENT ASSETS              $   1,940,083    $   1,621,035     $   1,535,181      $         -
                                               ==============  ===============  ================  ===============

OTHER ASSETS
    Residual Loan Interests                    $ 302,703,733    $ 302,490,391       302,231,415
    Mortage Servicing Rights                       7,503,655        7,343,613         7,183,570
    Investment in Subsidiaries                    11,734,122       13,370,766         9,902,922
    Real Estate Owned                                814,369          810,718           834,724
                                               --------------  ---------------  ----------------  ---------------

       TOTAL OTHER CURRENT ASSETS              $ 322,755,879    $ 324,015,488     $ 320,152,631      $         -
                                               ==============  ===============  ================  ===============